UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2014

KYTHERA BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35663	03-0552903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

27200 West Agoura Road,

Calabasas, California 91301

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (818) 587-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Summary of KYTHERA’s Acquisition of Certain ATX-101 Rights

On March 7, 2014 (the “Signing Date”), KYTHERA Biopharmaceuticals, Inc. (the “Company” or “KYTHERA”) and Bayer Consumer Care AG (“Bayer”) entered into a series of related agreements pursuant to which KYTHERA’s wholly-owned subsidiary, KYTHERA Holdings Ltd. (“KHL”), acquired the rights previously held by Bayer to develop, manufacture and commercialize ATX-101 outside of the United States and Canada. In consideration for the rights, Bayer will receive $33.0 million in KYTHERA’s common stock, a $51.0 million unsecured promissory note due March 2024 and the right to receive certain long-term sales milestone payments on annual sales of ATX-101 outside of the United States and Canada.

Rights Purchase Agreements

On the Signing Date, KYTHERA entered into a Restructuring Agreement (the “Restructuring Agreement”) with Bayer and Intendis GmbH, an affiliate of Bayer (“Intendis”), pursuant to which KYTHERA (i) entered into an Amended and Restated License Agreement with Bayer (the “Amended License Agreement”), which amended and restated that certain License Agreement between the Company and Bayer dated August 26, 2010 (the “License Agreement”), and (ii) terminated that certain Services, Research, Development and Collaboration Agreement between the Company and Intendis dated August 26, 2010 (the “Collaboration Agreement”).

The Amended License Agreement removes Bayer’s obligations to develop, manufacture, seek regulatory approval for and commercialize ATX-101, and terminates the joint steering committee, effective upon and after the Signing Date.  The Amended License Agreement does not alter any rights or obligations of the Company and Bayer applicable to the periods prior to the Signing Date.

Certain provisions of the Collaboration Agreement relating to records, audits, confidential information, and indemnification, survive its termination.

On the Signing Date, subsequent to the execution of the Restructuring Agreement and the Amended License Agreement, the Company and KHL entered into an Assignment and Novation Agreement with Bayer (the “Assignment Agreement”), under which Bayer assigned and novated all of its right, title, and interest in and to the Amended License Agreement to KHL.  As a result, effective on and after the Signing Date, the Amended License Agreement is between the Company and KHL and provides KHL an exclusive license to develop, manufacture and commercialize ATX-101 outside of the United States and Canada.  The Assignment Agreement also includes certain terms to be included in a transition services agreement to be negotiated in good faith between KHL and Bayer within 30 days after the Signing Date.

The Assignment Agreement releases the Company, KHL, Bayer, and their respective affiliates from all claims against each other related to the License Agreement and Amended License Agreement, other than indemnification obligations applicable to acts or omissions of the Company or Bayer occurring prior to the Signing Date, and certain other provisions that survive as between the Company and Bayer.  KHL will indemnify Bayer and its Affiliates from any activity performed by or on behalf of the Company or KHL in connection with the development, manufacture, or commercialization of ATX-101 that is not otherwise covered by the indemnification obligations surviving as between the Company and Bayer.

Under the Assignment Agreement, Bayer assigned to KHL all intellectual property, information and technology arising under the License Agreement and Collaboration Agreement prior to the Signing Date that solely relates to ATX-101, and all trademarks used in connection with ATX-101.  Additionally, Bayer granted to KHL an exclusive license under other intellectual property, information and technology not solely relating to ATX-101 for use in developing and commercializing ATX-101.  The Assignment Agreement provides that the Company and KHL are concurrently entering into the note and equity issuance transactions described below.  In addition, KHL is obligated to pay Bayer up to $123.8 million upon the achievement of ex-United States and Canada sales milestones.

The Assignment Agreement restricts Bayer from commercializing any injectable technology, compound, product, or device that is directed to the reduction of submental fat for 3 years after the Signing Date in the European Union and 5 years after the Signing Date outside of the European Union.

The term of the Assignment Agreement commenced on the Signing Date and continues until the Company and KHL have ceased all development, manufacture and commercialization of ATX-101 and provided written notice to Bayer to such effect.

The Restructuring Agreement, Amended License Agreement, and Assignment Agreement are referred to collectively as the “Rights Purchase Agreements.”  None of the Rights Purchase Agreements may be assigned by either party without the prior written consent of the other party, except to an affiliate of such party or in the event of a merger or acquisition of such party.

The foregoing description of the material terms of the Rights Purchase Agreements is subject to, and is qualified in its entirety by reference to, the text of each of the Rights Purchase Agreements when filed. The Company expects to file certain of the Rights Purchase Agreements as an exhibit to its Quarterly Report on Form 10-Q for the quarter ending March 31, 2014 and intends to seek confidential treatment for certain terms and provisions of these agreements.

The Company is in the process of completing its accounting for the Rights Purchase Agreements and, as a result of entering into such agreements,  expects that it will incur a material charge for acquired-in-process research and development, Such charge would be included in its Quarterly Report on Form 10-Q for the quarter ending March 31, 2014.

Note Issuance

On the Signing Date, the Company issued KHL an unsecured promissory note in an aggregate principal amount of $51.0 million (the “Note”). In connection with the transaction described above, KHL subsequently assigned the Note to Bayer and the Company now owes all obligations under the Note to Bayer.

The Note bears interest at an interest rate of 5.0% per annum, and the Company is obligated to pay a minimum of 1.0% of the interest due per year in cash, with the remaining accrued interest due each year allocated to principal.  The Note matures on March 7, 2024.

The Note includes certain events of default, including the Company’s failure to pay interest and principal when due, upon the occurrence and continuance of which Bayer may accelerate the Company’s obligations under the Note. The Company is required to pay the full amount outstanding under the Note, at Bayer’s election, upon the occurrence of a change of control of the Company.  Bayer’s right to exercise remedies is subject to a subordination arrangement for the benefit of the Company’s senior lender, Lighthouse Capital Partners VI, L.P.

The foregoing description of the material terms of the Note is subject to,  and is qualified in its entirety by reference to, the Note, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K.

Securities Purchase Agreement and Equity Placement

On the Signing Date, the Company, KHL and Bayer also entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”). Pursuant to the Securities Purchase Agreement, the Company agreed to issue shares (the “Shares”) of the Company’s common stock, par value $0.00001 per share (“Common Stock”), to KHL equal to the number of whole shares of Common Stock determined by dividing $33.0 million by the mean of the last reported sale price of the Company’s Common Stock on The NASDAQ Global Select Market for the period beginning on the tenth trading day prior to the date of the press release announcing the Rights Purchase Agreements through the tenth trading day after such date.  Pursuant to the Securities Purchase Agreement, KHL agreed to sell the Shares, subsequent to the issuance of the Shares by the Company,  to Bayer in consideration for the transactions described herein.

In connection with the Securities Purchase Agreement, on the Signing Date, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with Bayer. Pursuant to the Registration Rights Agreement, the Company agreed that, subject to certain conditions, if the Company were to file with the Securities and Exchange Commission (the “SEC”) a registration statement for the sale or re-sale of its securities, upon the written request of Bayer, the Company shall include the shares specified in Bayer’s written request in such registration statement. The Company also agreed, among other things, to indemnify Bayer under the registration statement from certain liabilities and to pay all fees and expenses (excluding legal fees of the selling holder(s) above certain specified thresholds and any underwriting or similar commissions) incident to the Company’s obligations under the Registration Rights Agreement.

The foregoing description of the material terms of the Securities Purchase Agreement and the Registration Rights Agreement are subject to, and are qualified in their entirety by reference to, the Securities Purchase Agreement and the Registration Rights Agreement, copies of which are attached as Exhibits 10.1 and 4.2, respectively, to this Current Report on Form 8-K.

Forward-Looking Statements

To the extent that statements contained herein are not descriptions of historical facts regarding the Company, they are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including the Company’s expectations regarding the ability of the Company to advance its research and development pipeline; the Company’s expectations regarding its ability to develop and commercialize ATX-101 or any other product candidate; the payment of any milestones by KHL to Bayer and the completion of the sale to KHL by the Company, and the sale by KHL to Bayer, of the Shares of the Company’s Common Stock; the Company’s ability to pay the Note; the Company’s expectations regarding its ability to realize substantial potential downstream value and profits from the rights acquired via the Rights Purchase Agreements; the Company’s expectations regarding possible material accounting charges; and the potential effectiveness of ATX-101 for patients.  Such forward-looking statements involve substantial risks and uncertainties that could cause the Company’s clinical development programs, future results, performance, or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, risks related to the Company’s research and development efforts, need for future capital, timely completion of the Company’s clinical trials, uncertainty of clinical trial results or regulatory approvals or clearances, manufacturing of the Company’s product candidates at scales and costs appropriate for commercialization, enforcement of the Company’s patent and proprietary rights, reliance upon the Company’s collaborative partners, and potential competition. The Company undertakes no obligation to update or revise any forward-looking statements. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of the Company in general, see the Company’s reports filed with the SEC, including its Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 and its Annual Report on Form 10-K for the year ended December 31, 2012.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information contained in Item 1.01 above is incorporated by reference into this Item 2.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 1.01 above is incorporated by reference into this Item 3.02.

The issuance of the Shares by the Company to KHL pursuant to the Securities Purchase Agreement will be exempt from registration pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act of 1933 (as amended, the “Securities Act”), and Regulation D promulgated under the Securities Act (“Regulation D”). KHL represented that (a) it is an “accredited investor” within the meaning of Rule 501 of Regulation D, (b) it is acquiring the Shares in the ordinary course of its business and with no present intention of distributing any of such securities except in compliance with the Securities Act, and does not have any arrangement or understanding with any other persons regarding the public distribution of the Shares, and (c) it has had an opportunity to request and review all information KHL deems sufficient in making an informed decision to purchase the Shares.

The sale of the Shares by KHL to Bayer pursuant to the Securities Purchase Agreement will be exempt from registration pursuant to the exemption for transactions by any person other than an issuer, underwriter, or dealer under Section 4(a)(1) of the Securities Act, Section 4(a)(2) of the Securities Act and Regulation D, and the exemption for transactions made outside the United States pursuant to Regulation S promulgated under the Securities Act (“Regulation S”). Bayer represented that (a) it is an “accredited investor” within the meaning of Rule 501 of Regulation D, (b) it is not a “United States person” and is not acquiring the Shares for the account or benefit of any “United States person,” within the meaning of Rule 902 of Regulation S, (c) it is acquiring the securities in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such securities, except in compliance with the Securities Act, and does not have any arrangement or understanding with any other persons regarding the distribution of the Shares, and (d) it has had an opportunity to request and review all information Bayer deems sufficient in making an informed decision to purchase the Shares.

Appropriate legends will be affixed to the Shares indicating that the Shares have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements.

Item 9.01  Financial Statements and Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K.

(d)  Exhibits

Reference is made to the Exhibit Index included with this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 10, 2014	KYTHERA BIOPHARMACEUTICALS, INC.

By:
/s/ John W. Smither
John W. Smither

Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Note Agreement, dated March 7, 2014, by and between KYTHERA Biopharmaceuticals, Inc. and KYTHERA Holdings Ltd.

4.2	Registration Rights Agreement, dated March 7, 2014, by and between KYTHERA Biopharmaceuticals, Inc. and Bayer Consumer Care AG.

10.1	Securities Purchase Agreement, dated March 7, 2014, by and among KYTHERA Biopharmaceuticals, Inc., KYTHERA Holdings Ltd. and Bayer Consumer Care AG.